Q4 and Full- Year 2025 Earnings Call Presentation

This presentation does not constitute an offer to any person or to the public generally to subscribe for or otherwise acquire any securities. This presentation has been prepared solely for informational purposes and is not intended to serve as the basis for any investment decision. Under no circumstances is this presentation or the information contained herein to be construed as a prospectus, offering memorandum or advertisement and neither any part of this written or oral presentation nor any information or statement contained herein or therein shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. This presentation does not constitute an offer to sell, or a solicitation of an offer to buy, any securities in any jurisdiction where such an offer or solicitation would be unlawful. Forward Looking Statements This presentation contains certain forward-looking statements within the meaning of the federal securities laws. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including ‘‘anticipate,’’ ‘‘may,’’ ‘‘estimate,’’ ‘‘should,’’ ‘‘expect,’’ ‘‘plan,’’ ‘‘believe,’’ ‘‘intend,’’ and similar words, or the negatives of those words, are intended to identify forward-looking statements. They also include statements containing a projection of revenues, earnings (loss), capital expenditures, dividends, capital structure or other financial terms. Certain statements regarding the following particularly are forward-looking in nature: • Willis Lease Financial Corporation (the "Company" or "WLFC")’s business strategy; • WEST’s business strategy and assumptions used to develop the cash flow models; • future performance, developments, market forecasts or projections; and • WLFC’s projected capital expenditures. All forward-looking statements are based on our beliefs, assumptions and expectations of future economic performance, taking into account the information currently available. These statements are not statements of historical fact. Forward-looking statements are subject to a number of factors, risks and uncertainties, some of which are not currently known and many of which are beyond WLFC’s and WEST’s control, which may cause actual results, performance or financial condition to be materially different from the stated expectations of future results, performance or financial position, as well as those included in the cash flow models. Our actual results may differ materially from the results discussed in forward-looking statements. Factors that might cause such a difference include, but are not limited to: • the effects on the airline industry and the global economy of events such as terrorist activity; • changes in fuel prices and other disruptions to the world markets and the global economy of geopolitical, weather, cybersecurity, humanitarian and other events, including but not limited to war and terrorist activity; • trends in the airline industry, including growth rates of markets and other economic factors; • risks associated with owning and leasing commercial engines and aircraft; • changes in interest rates and availability of capital to us and to our customers; • our ability to continue to meet our customers’ changing demands; • the market value of engines and other assets in our portfolio; • regulatory changes affecting commercial aircraft operators, aircraft maintenance, engine standards, accounting standards and taxes; and • WLFC’s, in its capacity as Servicer, ability to successfully negotiate engine purchases, sales and leases, to collect outstanding amounts due, and to repossess engines under defaulted leases, and to control costs and expenses. • further information regarding these and other risks is included in WLFC's most recent U.S. Securities and Exchange Commission ("SEC") filings, including its Annual and Quarterly Reports on Forms 10-K and 10-Q, respectively, filed with the SEC under the heading “Risk Factors.” In light of these risks, uncertainties and assumptions, you are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of presentation or as of the date of any document incorporated by reference, as applicable. Such forward-looking statements are inherently uncertain, and actual results may differ from expectations. We are not under any obligation, and we expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures In this presentation, WLFC presents certain non-GAAP measures, including Adjusted EBITDA and similar measures, which are not required by, or presented in accordance with, GAAP. While WLFC believes these are useful metrics, companies use these metrics for differing purposes and they are often calculated in ways that reflect the particular circumstances of those companies. You should exercise caution in comparing the non-GAAP metrics reported by us to such metrics or other similar metrics as reported by other companies. Our non-GAAP metrics have limitations as analytical tools, and you should not consider them in isolation. The non-GAAP financial information presented herein is provided in addition to, not as a substitute for, or superior to, financial measures calculated in accordance with GAAP and should not be considered as alternatives to any performance measures derived in accordance with GAAP. A reconciliation of EBITDA, a non-GAAP financial measure, to its most directly comparable GAAP measure, can be found on slide 16 of this presentation. The distribution of this presentation in certain jurisdictions may be restricted by law. Those persons into whose possession this presentation comes are required to inform themselves about and to observe any such restrictions. Disclaimer 2

Record financial performance reflects strong aviation demand 3 Key 2025 Takeaways Core engine leasing and services platform operating at high utilization Willis Aviation Capital (“WAC”) creates scalable, fee-based growth engine Strong and flexible balance sheet through record $3.4B of capital markets and strategic activity Assets Under Management of $4.1B, and 11% growth, year over year

Delivered Strong Q4 and FY 2025 Financial Results Information as of December 31, 2025 unless otherwise denoted (1) As represented by WLFC Portfolio of Leased Assets, Notes Receivable, Investments in Sales-type Leases, Maintenance Rights, Appraised Value of Managed Portfolios and Leased Assets in Joint Venture portfolios as of December 31, 2025 (2) Calculated as LTM Net Income Attributable to Common Shareholders / average of Shareholder’s Equity as of December 31, 2024 and December 31, 2025 (3) Calculated as (total Debt Obligations - Cash and Cash Equivalents) / (Preferred Equity + Total Shareholder’s Equity) (4) Includers the LEAP variants, GTF, GEnx and Trent XWB 4 2025 revenue $730.2M With Q4 revenue of $193.6M 2025 Net Income Attributable to Common Shareholders $108M 2025 Adjusted EBITDA $459M Blended Annual Utilization 85% With over 1% On-lease rental factor Asset Under Management $4.1B1 With 55% modern technology assets4 Return on Equity 18%2 With $17.2M fee related revenue Net Debt / Equity 2.97x3

2024 2025 5 Consistent Growth Across Entire Platform Driven by continued strength of the aviation marketplace • Strong demand for surplus material as operators seek to extend the lives of their current generation engine portfolios • Spare parts inventory supports the growing Willis Lease portfolio of managed assets $213.9M • Recognized $44.5 million of long-term maintenance revenue compared to $39.4 million for 2024 • Short-term maintenance reserve revenues driven by growth in engines on short-term lease conditions, and the systematic, contractual increase in the hourly and cyclical usage rates on our engines $238.2M 2024 2025 • Growth driven by increase in average size of the portfolio and utilization of equipment held in our operating lease portfolio LEASE RENT MAINTENANCE RESERVE SPARE PARTS SALES 2024 2025 2025 $291.6M $232.0M $95.5M $37.7M $26.1M 22% 8% 44%

A Pioneer in Aviation Solutions Vertically integrated platform of aircraft engines, loan products and services businesses to solve airline planning, financing and maintenance needs (1) As represented by WLFC Portfolio of Leased Assets, Notes Receivable, Investments in Sales-type Leases, Maintenance Rights, Appraised Value of Managed Portfolios and Leased Assets in Joint Venture portfolios as of December 31, 2025 Principal source of revenue from Leasing and Maintenance Reserve revenue The Company uses services businesses to: • Manage the turn time and reduce maintenance expense for WLFC’s engines and aircraft • Predict on wing life and maintenance cost for owned engines • Monetize assets through the sale of parts • Generate additional revenue by providing each service for third parties 40-year history of consistently delivering profits • Positive net income every year as a public company • Purchased, leased and sold more engines in more countries over a longer period of time than any independent competitor Well positioned to enjoy a resurging market in engine and aircraft equipment and services • Growing $4.1B of AUM, of which 363 engines owned, primarily modern aircraft engines(1) • Portfolio comprises 86% narrowbody aircraft • 55% of our portfolio are modern technology assets Long-Standing Relationships with the World’s Leading Aviation Companies 6 Diverse Customer Groups Underpins Unique Industry Positioning and Differentiates WLFC From Traditional Aircraft Leasing Players

WAC Asset Management Capabilities Enhance WLFC Portfolio

New division transforms WLFC from balance-sheet lessor to scaled aviation asset manager

Blackstone Credit & Insurance Engine leasing	>$1.0B
Liberty Mutual Investments Funds growing credit strategy	Up to $600M
50:50 Joint Ventures Willis Mitsui & Co CASC Willis Engine Leasing Co	$626M
Lease Managed Assets (1) Owned by airlines and investors	$438M

- ✔ Generates additional recurring income streams
  - Management fees
  - Carried interest
  - Servicing revenues
- ✔ Increases volume of aviation assets serviced across WLFC's operating and JV businesses
- ✔ Expands origination opportunities by allowing for larger single transactions
- ✔ Enhanced transaction scale, enabling more programmatic investments and greater lessee diversification
- ✔ Supports balance sheet deleveraging
- ✔ Provides competitive low-cost financing for our existing customer base

Willis Aviation Services Limited (2)

Willis Aeronautical Services, Inc. (3)

Willis Mitsui & Co. Asset Management Limited (4)

Willis Engine Repair Center® (5)

(1) Leased Managed Assets are portfolios managed by WLFC but holds no equity investment in the assets
(2) Willis Aviation Services Limited is our airframe maintenance facility in the UK and is certified to perform all C checks on 737NG and up to 6-year checks on A320CEO aircraft
(3) Willis Aeronautical Services, Inc offers parts locator services and maintains a constantly changing inventory
(4) Willis Mitsui & Co. Asset Management Limited provides independent aviation consultancy, advisory solutions, and technical services across a broad spectrum of engine types
(5) Willis Engine Repair Center conducts maintenance repair and overhaul services on our owned engine portfolio and third-party assets in the USA and the UK

7

8 Scaling a Capital-Light Asset Management Platform Leveraging our industry-leading leasing and services platform to bring attractive returns to our partners and enhance enterprise value of WLFC (1) Does not include additional capacity at WLFC or Joint Ventures (2) Reflects committed capital as of December 31, 2025. (3) Leased Managed Assets are portfolios managed by WLFC but holds no equity investment in the assets (4) Investment partnership with Liberty Mutual Investments (5) Investment partnership with Blackstone Credit & Insurance Willis Aviation Capital WLFC 50/50 Joint Ventures $3B $626M $438M $600M(2) $1B+ (2) LMA(3) AUM: $4.1 B+(1) as of 12/31/2025 WLFC LMI(4) WLFC BX(5) $2.7B+ of deployed, committed and managed capital

9 A Unique Opportunity in Aviation (1) As represented by WLFC Portfolio of Leased Assets, Notes Receivable, Investments in Sales-type Leases, Maintenance Rights, Appraised Value of Managed Portfolios and Leased Assets in Joint Venture portfolios as of December 31, 2025 Pioneer and market leader with seasoned leadership team in the most desirable sector of commercial aviation Growing $4.1B (1) AUM portfolio of primarily modern aircraft engines servicing the most in-demand aircraft in the industry, diversified across OEMs, engine and aircraft type, lessee and geography Vertically integrated platform enables WLFC to provide liquidity, assets and reduced maintenance expenses to customers and extract maximum value from the portfolio Consistent track record of revenue, profitability and cash flow generation, with record results delivered in 2025 Strong balance sheet and a large, diverse pool of leading financial partners through WAC, enhancing enterprise value and liquidity Large pipeline provides significant go forward growth and investment opportunities Amplified aircraft and Engine OEM supply chain issues are a tailwind for leased engine demand

10 Appendix

11 Quarterly and Full Year Statements of Income 1

Consolidated — Quarterly and Full Year Statements of Income (unaudited)

In (000s)	Q1 2025	Q2 2025	Q3 2025	Q4 2025	YTD 2025
Lease Rent Revenue	$ 67,739	$ 72,268	$ 76,552	$ 75,074	$ 291,633
Maintenance Reserve Revenue	54,859	50,743	76,054	50,324	231,980
Spare parts and equipment sales	18,240	30,354	5,394	41,495	95,483
Interest revenue	3,934	3,649	3,360	3,150	14,093
Gain on sale of leased equipment	4,437	27,582	16,134	5,872	54,025
Gain on sale of financial assets	378	-	-	-	378
Maintenance services revenue	5,586	8,031	3,636	8,239	25,492
Other revenue	2,559	2,875	2,259	9,464	17,157
Total Revenue	$ 157,732	$ 195,502	$ 183,389	$ 193,618	$ 730,241
Depreciation and amortization expense	25,024	27,550	28,662	30,317	111,553
Cost of spare parts and equipment sales	15,323	28,102	6,684	42,162	92,271
Cost of maintenance services	5,329	8,621	5,135	8,833	27,918
Write-down of equipment	2,109	11,458	10,201	9,179	32,947
General and administrative	47,720	50,429	49,190	47,396	194,735
Technical expense	6,230	7,508	8,352	9,294	31,384
Net finance costs	32,094	33,569	37,140	32,338	135,141
Total Expenses	$ 133,829	$ 167,237	$ 145,364	$ 179,519	$ 625,949
Income from Operations	23,903	28,265	38,025	14,099	104,292
Gain on sale of business	-	42,950	-	-	42,950
Income from Joint Ventures	1,351	3,082	5,192	3,740	13,365
Income Before Income Taxes	$ 25,254	$ 74,297	$ 43,217	$ 17,839	$ 160,607
Income tax expense	8,385	13,920	18,893	5,651	46,849
Net Income	$ 16,869	$ 60,377	$ 24,324	$ 12,188	$ 113,758

12

13 Consolidated Balance Sheets 2

14 Consolidated Balance Sheets in (000s) December 31, 2025 December 31, 2024 Cash and cash equivalents $ 16,441 $ 9,110 Restricted cash 530,500 123,392 Equipment held for operating lease, less accumulated depreciation 2,801,683 2,635,910 Maintenance rights 30,632 31,134 Equipment held for sale 20,509 12,269 Spare parts inventory 56,577 72,150 Property, equipment & furnishings, less accumulated depreciation 73,835 48,061 Intangible assets, net 271 2,929 All Other Assets 405,867 362,241 Total Assets $ 3,936,315 $ 3,297,196 Debt, net 2,700,338 2,264,552 All Other Liabilities 510,439 420,184 Total Liabilities $ 3,210,777 $ 2,684,736 Redeemable preferred stock ($0.01 par value) 63,401 63,122 Total shareholders’ equity $ 662,137 $ 549,338 Total liabilities, redeemable preferred stock and shareholders’ equity $ 3,936,315 $ 3,297,196

15 Reconciliation of Non-GAAP Measures 3

16 Adjusted EBITDA Reconciliation (unaudited)(1) FY 2025 and FY 2024 (1) We define Adjusted EBITDA as net income attributable to common shareholders, excluding (i) income tax expense, (ii) interest expense, (iii) preferred stock dividends/costs, (iv) loss on debt extinguishment, (v) depreciation and amortization expense, (vi) stock compensation expense, (vii) write-down of equipment, (viii) acquisition, financing and divestitures related expenses, and (ix) other items not indicative of our ongoing operating performance in (000s) FY 2025 FY 2024 Net income attributable to common shareholders $ 108,066 $ 104,378 Add: Income tax expense 46,849 44,033 Add: Interest expense 132,060 104,764 Add: Preferred stock dividends/costs 5,692 4,234 Add: Loss on debt extinguishment 3,081 --- Add: Depreciation and amortization expense 111,553 92,460 Add: Stock compensation expense (2) 44,566 29,247 Add: Write-down of equipment 32,947 11,228 Add: Acquisition, financing and divestitures related expenses 3,495 1,449 (Less) Add: Other (3) (29,197) 1,881 Adjusted EBITDA: $ 459,112 $ 393,674 (2) In 2025, upon the resignation of our former General Counsel, $5.3 million of stock compensation expense relates to the acceleration of vesting of shares. (3) In 2025, the Company recognized $43.0 million in relation to the gain on sale of the Bridgend Asset Management Limited business. In 2025 and 2024, the Company recognized $13.8 million and $1.9 million, respectively, in non-recurring project expenses associated with the sustainable aviation fuels project.